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                      RETAIL FUND PARTICIPATION AGREEMENT

THIS AGREEMENT, made and entered into this 1st of April, 2008, between and among HARTFORD LIFE INSURANCE COMPANY, a stock life insurance company organized under the laws of Connecticut (hereinafter the "COMPANY"), on its own behalf and on behalf of each separate account of the Company set forth in SCHEDULE A hereto, as may be amended from time to time (each such account hereinafter referred to as a "SEPARATE ACCOUNT"),Prudential Investment Management Services LLC ("PIMS"), a Delaware limited liability company. Prudential Investments LLC ("PI") and Prudential Mutual Fund Services LLC ("PMFS"), a New York limited liability company (collectively with PIMS, the "FUND AFFILIATES").

                                  WITNESSETH:

WHEREAS, beneficial interests in the Funds listed on Schedule B attached hereto (the "FUNDS") are divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets (the "PORTFOLIOS"); and

WHEREAS, each Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (hereinafter the "1940 ACT") and its shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 ACT"); and

WHEREAS, the Company issues certain group variable annuity contracts and group funding agreements (the "CONTRACTS") in connection with retirement plans intended to meet the qualification requirements of Sections 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "CODE"); and

WHEREAS, each Separate Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts; and

WHEREAS, Prudential Investments LLC (the "ADVISER") is the investment manager or adviser of the Portfolios of the Fund and is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "ADVISERS ACT"), and any applicable state securities laws; and

WHEREAS, PMFS is the registered transfer agent under the Securities Exchange Act of 1934, as amended (hereinafter the "1934 Act"); and

WHEREAS, PIMS is the principal underwriter for the Fund and is registered as a broker-dealer with the Securities and Exchange Commission (hereinafter the "SEC") under the 1934 Act, and is a member in good standing of the Financial Industry Regulatory Authority, Inc. (hereinafter "FINRA"); and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios set forth in SCHEDULE B on behalf of each corresponding Separate Account set forth on such SCHEDULE A to fund the Contracts and the Underwriter is authorized to sell such shares to unit investment trusts such as the Separate Accounts at net asset value.

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NOW, THEREFORE, in consideration of their mutual promises, the Company and the
Fund Affiliates agree as follows:

               ARTICLE I. Purchase and Redemption of Fund Shares.

1.1 The Fund Affiliates agree to sell to the Company those shares of the Portfolios which the Company orders on behalf of any Separate Account, executing such orders on a daily basis at the net asset value next computed after receipt and acceptance by the Fund or its designee of such order. For purposes of this Section, the Company shall be the designee of the Fund for receipt of such orders from each Separate Account. Receipt by such designee shall constitute receipt by the Fund; provided that the Fund Affiliates receive notice of such order via the National Securities Clearing Corporation (the "NSCC") by 9:00 a.m. Eastern Time on the next following Business Day. The Fund will receive all orders to purchase Portfolio shares using the NSCC's Defined Contribution Clearance & Settlement ("DCC&S") platform. The Fund will also provide the Company with account positions and activity data using the NSCC's Networking platform. The Company shall pay for Portfolio shares by the scheduled close of federal funds transmissions on the same Business Day it places an order to purchase Portfolio shares in accordance with this section using the NSCC's Fund/ SERV System. Payment shall be in federal funds transmitted by wire from the Fund's designated Settling Bank to the NSCC. "BUSINESS DAY" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates it net asset value pursuant to the rules of the SEC."NETWORKING" shall mean the NSCC's product that allows Funds and Companies to exchange account level information electronically."SETTLING BANK" shall mean the entity appointed by the Fund to perform such settlement services on behalf of the Fund and agrees to abide by the NSCC's Rules and Procedures insofar as they relate to the same day funds settlement.

If the Company is somehow prohibited from submitting purchase and settlement instructions to the Fund for Portfolio shares via the NSCC's DCC&S platform the following shall apply to this Section:

The Fund Affiliates agree to sell the Company those shares of the Portfolios which the Company orders on behalf of any Separate Account, executing such orders on a daily basis at the net asset value next computed after receipt and acceptance by the Fund or its designee of such order. For purposes of this Section, the Company shall be the designee of the Fund for the receipt of such orders from the Separate Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund or the Fund Affiliates receive notice of such order by 10:00 a.m. Eastern Time on the next following Business Day. The Company shall pay for Portfolio shares by the scheduled close of federal funds transmissions on the same Business Day it places an order to purchase Portfolio shares in accordance with this section. Payment shall be in federal funds transmitted by wire to the Fund's designated custodian. "BUSINESS DAY" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates it net asset value pursuant to the rules of the SEC.

1.2 The Fund Affiliates agree to make shares of the Portfolios continuously available for purchase while the fund is open at the applicable net asset value per share by the Company on Business Days; provided, however, that the Board of Trustees or Directors, as applicable, of the Fund (hereinafter the "TRUSTEES/DIRECTORS") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Trustees/Directors, acting in good faith and in compliance with their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of any Portfolio.

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1.3  The Fund Affiliates agree to redeem for cash, upon the Company's request, any full or fractional shares of the Fund held by the Company on behalf of a Separate Account, executing such requests on a daily basis at the net asset value next computed after receipt and acceptance by the Fund or its designee of the request for redemption. For purposes of this Section, the Company shall be the designee of the Fund for receipt of requests for redemption from each Separate Account and receipt by such designee shall constitute receipt by the Fund; provided the Fund or the Fund Affiliates receive notice of such request for redemption via the NSCC by 9:00 a.m. Eastern Time on the next following Business Day. The Fund or its designee will receive all orders to redeem Portfolio shares using the NSCC's DCC&S platform. The Fund Affiliates will also provide the Company with account positions and activity data using the NSCC's Networking platform. Payment for Fund shares redeemed shall be made in accordance with this section using the NSCC's Fund/SERV System. Payment shall be in federal funds transmitted by the NSCC to the Separate Account's Settling Bank as designated by the Company, on the same Business Day the Fund Affiliates receive notice of the redemption order from the Company provided that the Fund Affiliates receive notice by 9:00 a.m. Eastern Time on such Business Day.

If the Company is somehow prohibited from submitting redemption and settlement instructions to the Fund or its designee for Portfolio shares via the NSCC's DCC&S platform the following shall apply to this Section:

The Fund Affiliates agree to redeem for cash, upon the Company's request, any full or fractional shares of the Fund held by the Company on behalf of a Separate Account, executing such requests on a daily basis at the net asset value next computed after receipt and acceptance by the Fund or its designee of the request for redemption. For purposes of this Section, the Company shall be the designee of the Fund for receipt of requests for redemption from each Separate Account and receipt by such designee shall constitute receipt by the Fund; provided the Fund or the Fund Affiliates receive notice of such request for redemption by 10:00 a.m. Eastern Time on the next following Business Day. Payment shall be in federal funds transmitted by wire to the Separate Account as designated by the Company, on the same Business Day the Fund or its designee receives notice of the redemption order from the Company provided that the Fund or the Fund Affiliates receive notice by 10:00 a.m. Eastern Time on such Business Day.

1.4 The Company will place separate orders to purchase and/or redeem shares of each Portfolio.

1.5 Issuance and transfer of the Fund's shares will be by book entry only. Share certificates will not be issued to the Company or any Separate Account. Purchase and redemption orders for Fund shares will be recorded in an appropriate title for each Separate Account or the appropriate subaccount of each Separate Account.

1.6 The Fund Affiliates shall furnish prior day and same day notice to the Company of any income, dividends or capital gain distributions payable on the Fund's shares. The Company hereby elects to receive all such dividends and distributions as are payable on a Portfolio's shares in the form of additional shares of that Portfolio. The Fund Affiliates shall notify the Company of the number of shares so issued as payment of such dividends and distributions no later than one Business Day after issuance. The Company reserves the right to revoke this election and to receive in cash all such dividends and distributions declared after receipt of notice of revocation by the Fund Affiliates.

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1.7  The Fund Affiliates shall make the net asset value per share of each Series available to the Company on a daily basis as soon as reasonably practical after the close of trading each Business Day, but in no event later than 7:00 p.m. Eastern time on such Business Day.

1.8(a) If the Fund Affiliates provide materially incorrect share net asset value information through no fault of the Company, the Separate Accounts shall be entitled to an adjustment with respect to the Series shares purchased and/or redeemed to reflect the correct net asset value per share.

1.8(b) The determination of the materiality of any net asset value pricing error and its correction shall be based on the SEC's recommended guidelines regarding these errors. Any material error in the calculation or reporting of net asset value per share, dividend or capital gain information shall be reported promptly to the Company upon discovery. The Fund Affiliates shall indemnify and hold harmless the Company against any amount the Company is legally required to pay Contract Owners, participants or beneficiaries that have selected a Portfolio as an investment option ("Contract owners"), and which amount is due to the Fund's or its agents' material miscalculation and/or incorrect reporting of or failure to report the daily net asset value, dividend rate or capital gains distribution rate. The Company shall submit an invoice to the Trust or its agents for such losses incurred as a result of the above which shall be payable within sixty (60) days of receipt. Should a material miscalculation by the Fund or its agents result in a gain to the Company, the Company shall immediately reimburse the Fund, the applicable Portfolios or its agents for any material losses incurred by the Fund, the applicable Portfolios or its agents as a result of the incorrect calculation. Should a material miscalculation by the Fund or its agents result in a gain to Contract owners, the Company will consult with the Fund or its designee as to what reasonable efforts shall be made to recover the money and repay the Fund, the applicable Portfolio or its agents. The Company shall then make such reasonable effort, at the expense of the Fund or its agents, to recover the money and repay the Fund, the applicable Portfolios or its agents; but the Company shall not be obligated to take legal action against Contract owners.

With respect to the material errors or omissions described above, this section shall control over other indemnification provisions in this Agreement.

                   ARTICLE II. Representations and Warranties

2.1. The Company represents and warrants that the Contracts are or will be registered unless exempt and that it will make every effort to maintain such registration under the 1933 Act to the extent required by the 1933 Act; that the Contracts are intended to be issued and sold in compliance in all material respects with all applicable federal and state laws. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Separate Account prior to any issuance or sale of Contracts, shares or other interests therein, as a segregated asset account under the insurance laws of the State of Connecticut and has registered or, prior to any issuance or sale of the Contracts, will register and will maintain the registration of each Separate Account as a unit investment trust in accordance with and to the extent required by the provisions of the 1940 Act, unless exempt therefrom, to serve as a segregated investment account for the Contracts. Unless exempt, the Company shall amend its registration statement for its Contracts under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its Contracts. The Company shall register and qualify the Contracts for sale in accordance with securities laws of the various states only if and to the extent deemed necessary by the Company.

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2.2  The Fund Affiliates represent and warrant that (i) Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act and duly authorized for issuance in accordance with applicable law and that each Fund is and shall remain registered under the 1940 Act for as long as the Fund shares are sold; (ii) the Fund shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares; and (iii) the Fund Affiliates shall register and qualify the Funds for sales in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund or the Fund Affiliates.

2.3 The Fund Affiliates represent that each Portfolio (a) is currently qualified as a Regulated Investment Company under Subchapter M of the Code; (b) will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision); and (c) will notify the Company immediately upon having a reasonable basis for believing that such Portfolio has ceased to so qualify or might not so qualify in the future.

2.4 To the extent that the Fund finances distribution expenses pursuant to Rule 12b-1 under the 1940 Act, the Fund Affiliates represent that the Funds' Board of Trustees or Directors, as applicable, including a majority of its Trustees/Directors who are not interested persons of the Fund, have formulated and approved a plan under Rule 12b-l to finance distribution expenses.

2.5 The Fund Affiliates make no representation as to whether any aspect of the Funds' operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or insurance regulations of the various states except that the Fund Affiliates represent that the Fund's investment policies, fees and expenses are and shall at all times remain in compliance with the laws of the States of their origin. The Fund Affiliates represent that their respective operations are and shall at all times remain in material compliance with their applicable laws to the extent required to perform this Agreement

2.6 PIMS represents and warrants that it is a member in good standing of the FINRA and is registered as a broker-dealer with the SEC. PIMS further represents that it will sell and distribute the Fund shares in accordance in all material respects with all applicable federal and state securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

2.7 The Fund Affiliates represent that the Funds are lawfully organized and validly existing under the laws of the States of Delaware, Maryland, or Massachusetts and that they do and will comply in all material respects with applicable provisions of the 1940 Act.

2.8 The Fund Affiliates represent and warrant that all of the Funds' Trustees/Directors, officers, employees, investment advisers, and other individuals/entities having access to the funds and/or securities of the Fund are and continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required by Rule 17g-l under the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid Bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

2.9 The Company represents and warrants that ail of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage in an amount not less than $5 million. The aforesaid includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

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2.10  The Fund Affiliates represent and warrant that the Adviser is and shall remain duly registered in all material respects under all applicable federal and state securities laws and that the Adviser shall perform its obligations for the Fund in compliance in all material respects with their applicable laws and any applicable state and federal securities laws.

2.11 The foregoing representations and warranties shall be made, by the party hereto that makes the representation or warranty as of the date first written above and at the time of each purchase and each sale of the Fund's shares pursuant to this Agreement.

2.12 The Company represents that it has adopted written policies and procedures reasonably designed to detect and deter frequent and/or disruptive trading in Shares. The Company and the Fund agree to reasonably cooperate for the purpose of discouraging frequent or disruptive trading in shares of the Funds and have entered into a "shareholder information agreement" under Rule 22c-2.

        ARTICLE III. Prospectuses; Reports and Proxy Statements; Voting

3.1 The Fund Affiliates shall provide the Company at no charge with as many printed copies of the Fund's current prospectus and statement of additional information as the Company may reasonably request. If requested by the Company, in lieu of providing printed copies of the Fund's current prospectus and statement of additional information, the Fund Affiliates shall provide camera-ready film, computer diskettes, e-mail transmissions or PDF files containing the Fund's prospectus and statement of additional information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or statement of additional information for the Fund are amended during the year) to have the prospectus for the Contracts (if applicable) and the Fund's prospectus printed together in one document or separately. The Company may elect to print the Fund's prospectus and/or its statement of additional information in combination with other fund companies' prospectuses and statements of additional information.

3.2(a) The Fund Affiliates shall provide the Company at no charge with copies of the Fund's proxy statements, Fund reports to shareholders, and other Fund communications to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

3.2(b) The Fund or Fund Affiliates shall pay for the cost of typesetting, printing and distributing all Fund prospectuses, statements of additional information, Fund reports to shareholders and other Fund communications to Contract owners and prospective Contract owners. The Fund Affiliates shall pay for all costs for typesetting, printing and distributing proxy materials.

3.3. The Fund's statement of additional information shall be obtainable by Contract owners from the Fund Affiliates, the Company or such other person as the Fund may designate.

3.4 If and to the extent required by law the Company shall distribute all proxy material furnished by the Fund or its designee to Contract owners to whom voting privileges are required to be extended and shall:

       A.  solicit voting instructions from Contract owners;

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    B.  vote the Fund shares held in the Separate Account in accordance with instructions received from Contract owners; and

    C. so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass through voting privileges for variable annuity contract owners, vote Fund shares held in the Separate Account for which no timely instructions have been received, in the same proportion as Fund shares of such Portfolio for which instructions have been received from the Company's Contract owners. The Company reserves the right to vote Fund shares held in any segregated asset account for its own account, to the extent permitted by law. Notwithstanding the foregoing, with respect to the Fund shares held by unregistered Separate Accounts that issue Contracts issued in connection with employee benefit plans subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, the Company shall vote such Fund shares allocated to such Contracts only in accordance with the Company's agreements with such Contract owners.

3.5 The Fund Affiliates represent that the Fund will comply with all provisions of the 1940 Act requiring voting by shareholders. Funds may have special meetings as required by laws. Further, the Fund Affiliates represent that the Fund will act in accordance with the SEC interpretation of the requirements of
Section 16(a) with respect to periodic elections of directors or trustees and with whatever rules the SEC may promulgate with respect thereto.

                   ARTICLE IV. Sales Material and Information

4.1 The Company shall furnish, or shall cause to be furnished, to the Fund, the Fund Affiliates or their designee, each piece of sales literature or other promotional material prepared by the Company or any person contracting with the Company in which the Fund, the Adviser or the Fund Affiliates is described, at least five calendar days prior to its use. No such literature or material shall be used without prior approval from the Fund, the Fund Affiliates or their designee, however, the failure to object in writing within three Business days will be deemed approval. Such approval process shall not apply to subsequent usage of materials that are substantially similar to prior approved materials.

4.2 Neither the Company nor any person contracting with the Company shall give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports to shareholders or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee, except with the permission of the Fund or its designee.

4.3 The Fund Affiliates shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company or any Separate Account is named, at least five calendar days prior to its use. No such literature or material shall be used without prior approval from the Company or its designee, however, the failure to object in writing within three Business Days will be deemed approval. Such approval process shall not apply to subsequent usage of materials that are substantially similar to prior approved materials.

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4.4  Neither the Fund nor the Fund Affiliates shall give any information or make any representations on behalf of the Company or concerning the Company, each Separate Account, or the Contracts other than the information or representations contained in the Contracts, a disclosure document, registration statement or prospectus for the Contracts (if applicable), as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Separate Account which are in the public domain or approved by the Company for distribution to Contract owners or participants, or in sales literature or other promotional material approved by the Company, except with the permission of the Company.

4.5 The Fund Affiliates will provide to the Company at least one complete copy of all prospectuses, statements of additional information, reports to shareholders, proxy statements, and all amendments to any of the above, that relate to the Fund or its shares, promptly after the filing of such document with the SEC or other regulatory authorities.

4.6. The Company will provide to the Fund Affiliates at least one complete copy of all prospectuses, statements of additional information, reports, solicitations for voting instructions, and all amendments to any of the above, if applicable to the investment in a Separate Account or Contract, promptly after the filing of such document with the SEC or other regulatory authorities.

4.7 For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, Internet, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, electronic mail, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, disclosure documents, prospectuses, statements of additional information, shareholder reports, and proxy materials.

4.8 The Company agrees and acknowledges that the Company has no right, title or interest in the names and marks of the Fund or the respective Fund Affiliates and that all use of any designation comprised in whole or part or such names or marks under this Agreement shall inure to the benefit of the Fund and the Fund Affiliates. Except as provided in Section 4.1, the Company shall not use any such names or marks on its own behalf or on behalf of a Separate Account in connection with marketing the Contracts without prior written consent of the Fund or the Fund Affiliates. Upon termination of this Agreement for any reason, the Company shall cease all use of any such names or marks.

4.9 The Fund and the Fund Affiliates agree and acknowledge that each has no right, title or interest in the names and marks of the Company, and that all use of any designation comprised in whole or part or such names or marks under this Agreement shall inure to the benefit of the Company. Except as provided in
Section 4.3, the Fund and the Fund Affiliates shall not use any such names or marks on its own behalf or on behalf of a Fund in connection with marketing the Fund without prior written consent of the Company. Upon termination of this Agreement for any reason, the Fund and Fund Affiliates shall cease all use of any such names or marks.

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                          ARTICLE V. Fees and Expenses

5.1 The Fund shall pay the fees and expenses provided for in the attached SCHEDULE B.

                          ARTICLE VI. Indemnification

6.1  Indemnification By The Company

(a) The Company agrees to indemnify and hold harmless the Fund, the Fund Affiliates and each of their respective trustees, directors, officers, employees or agents and each person, if any, who controls the Fund or the Fund Affiliates within the meaning of section 15 of the 1933 Act (collectively, the "INDEMNIFIED PARTIES" for purposes of this Section 6.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including reasonable legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

       (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the disclosure statement, registration statement, prospectus or statement of information for the Contracts or contained in the Contracts or sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to an Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by such Indemnified Party or the Fund to the Company on behalf of the Fund for use in the registration statement, prospectus or statement of additional information for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

       (ii) arise out of or as a result of (a) statements or representations by or on behalf of the Company (other than statements or representations contained in the Fund registration statement. Fund prospectus or sales literature or other promotional material of the Fund not supplied by the Company, or persons under its control and other than statements or representations authorized by the Fund, the Fund Affiliates or the Adviser); or (b) the willful misfeasance, bad faith, gross negligence or reckless disregard of duty of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares; or

       (iii) arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in the Fund registration statement, Fund prospectus, statement of additional information or sales literature or other promotional material of the Fund (or any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or

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             omission was made in reliance upon and in conformity with
             information furnished to the Fund or the Fund Affiliates by the Company or persons under its control; or

       (iv) arise as a result of any material failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

       (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach by the Company of this Agreement; except to the extent provided in Sections 6.1(b) and 6.4 hereof.

(b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

(c) In accordance with Section 6.4 hereof, the Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Fund.

6.2  Indemnification By the Fund Affiliates

(a) The Fund Affiliates agree, with respect to each Portfolio that they distribute, to indemnify and hold harmless the Company and each of its directors, officers, employees or agents and each person, if any, who controls the Company within the meaning of section 15 of the 1933 Act (collectively, the "INDEMNIFIED PARTIES" for purposes of this Section 6.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Fund Affiliates) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the shares of the Portfolios that it distributes or the Contracts and:

       (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information for the Fund or sales literature or other promotional material of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by such Indemnified Party or the Company to the Fund or the Fund Affiliates on behalf of the Company for use in the registration statement, prospectus or statement of additional information for the Fund or in sales literature of the Fund (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or the Portfolio shares; or

       (ii) arise out of or as a result of (a) statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Contracts not supplied by the Fund or the Fund Affiliates or persons under their respective control and other than statements or representations authorized by the Company); or (b) the willful misfeasance, bad faith, gross negligence or reckless disregard of duty of the Fund or the Fund Affiliates or persons under the control of the Fund or the Fund Affiliates, respectively, with respect to the sale or distribution of the Contracts or Portfolio shares; or

       (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information or sales literature or other promotional material with respect to the Contracts (or any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by the Fund or the Fund Affiliates or persons under the control of the Fund or the Fund Affiliates, respectively; or

       (iv) arise as a result of any material failure by the Fund or the Fund Affiliates to provide the services and furnish the materials under the terms of this Agreement; or

       (v) arise out of or result from any material breach of any representation and/or warranty made by the Fund Affiliates or the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund Affiliates or the Fund; except to the extent provided in Sections 6.2(b) and 6.4 hereof.

(b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

(c) In accordance with Section 6.4 hereof, the Indemnified Parties will promptly notify the Fund Affiliates of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Separate Accounts.

6.3.  Indemnification Procedure

(a) Any person obligated to provide indemnification under this Article VI ("INDEMNIFYING PARTY" for the purpose of this Section 6.4) shall not be liable under the indemnification provisions of this Article VI with respect to any claim made against a party entitled to indemnification under this Article VI("INDEMNIFIED PARTY" for the purpose of this Section 6.4) unless such Indemnified Party shall have notified the Indemnifying Party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such party shall have received notice of such service on any designated agent), but failure to notify the Indemnifying Party of any such claim shall not relieve the Indemnifying Party from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of the indemnification provision of this Article VI. In case any such action is brought against the Indemnified Party, the Indemnifying Party will be entitled to participate, at its own expense, in the defense thereof. The Indemnifying Party also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Indemnifying Party to the Indemnified Party of the Indemnifying Party's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by the Indemnified Party, and the Indemnifying Party will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation, unless:

       (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or

       (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.

A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this Article VI. The indemnification provisions contained in this Article VI shall survive any termination of this Agreement.

                          ARTICLE VII. Applicable Law

7.1 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Connecticut.

7.2 This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

                        ARTICLE VIII. Term & Termination

1. 8.1  Term.

(a) Except as otherwise provided below, the term of this Agreement shall be for five (5) years from the date hereof, unless terminated earlier by reason of a breach of contract or by law, or pursuant to this section 8. At the end of the initial term of this Agreement, this Agreement shall be automatically renewed for successive one year periods, unless any party notifies the other no later than thirty days before any anniversary of its intent to terminate this Agreement.

8.2  This Agreement shall terminate:

(a) at the option of any party upon six months' advance written notice to the other parties unless otherwise agreed in a separate written agreement among the parties; or

(b) at the option of the Fund, the Fund Affiliates or the Adviser upon institution of formal proceedings against the Company by the FINRA, the SEC, the insurance commission of any state or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the administration of the Contracts, the operation of the Separate Accounts, or the purchase of the Fund shares, which in the judgment of the Fund, the Fund Affiliates or the Adviser are reasonably likely to have a material adverse effect on the Company's ability to perform its obligations under this Agreement; or

(c) at the option of the Company upon institution of formal proceedings against the Fund, the Fund Affiliates or the Adviser by the FINRA, the SEC, or any state securities or insurance department or any other regulatory body, related to the purchase or sale of the Fund shares or the operation of the Fund which in the judgment of the Company are reasonably likely to have a material adverse effect on the Fund Affiliates', the Fund's or the Adviser's ability to perform its obligations under this Agreement; or

(d) at the option of the Company if a Portfolio delineated in SCHEDULE A ceases to qualify as a Regulated Investment Company under Subchapter M of the Code (a "RIC"), or under any successor or similar provision, and the disqualification is not cured within the period permitted for such cure, or if the Company reasonably believes that any such Portfolio may fail to so qualify and be unable to cure such disqualification within the period permitted for such cure; or

(e) at the option of any party to this Agreement, upon another party's material breach of any provision of this Agreement; provided that the party not in breach shall give the party in breach notice of the breach and the party in breach does not cure such breach within 30 days of receipt of such notice of breach; or

(f) at the option of the Company, if the Company determines in its sole judgment exercised in good faith, that either the Fund, the Fund Affiliates or the Adviser has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Company; or

(g) at the option of the Fund, the Fund Affiliates or the Adviser if the Fund, the Fund Affiliates or the Adviser respectively, shall determine in its sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Fund or Fund Affiliates.

8.3  Notice Requirement

(a) In the event that any termination of this Agreement is based upon the provisions of Sections 8.1(b), 8.1(c) or 8.1(d), prompt written notice of the election to terminate this Agreement for cause shall be furnished by the party terminating the Agreement to the non-terminating parties, with said termination to be effective upon receipt of such notice by the non-terminating parties; provided that for any termination of this Agreement based on the provisions of
Section 8.1(d), said termination shall be effective upon the Portfolio's failure to qualify as a RIC and to cure such disqualification within the period permitted for such cure.

(b) In the event that any termination of this Agreement is based upon the provisions of Sections 8.1(f) or 8.1(g), prior written notice of the election to terminate this Agreement for cause shall be furnished by the party terminating this Agreement to the non-terminating parties. Such prior written notice shall be given by the party terminating this Agreement to the non-terminating parties at least 60 days before the effective date of termination.

8.4 It is understood and agreed that the right to terminate this Agreement pursuant to Section 8.1(a) may be exercised for any reason or for no reason.

8.5  Effect of Termination

(a) Notwithstanding any termination of this Agreement pursuant to Section 8.1(a) through 8.1(g) of this Agreement and subject to Section 1.2 of this Agreement, the Company may require the Fund and the Fund Affiliates to continue to make available additional shares of the Fund for so long after the termination of this Agreement as the Company desires pursuant to the terms and conditions of this Agreement as provided in paragraph (b) below, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "EXISTING CONTRACTS"), unless such further sale of Fund shares is proscribed by law, regulation or an applicable regulatory body. Specifically, without limitation, the owners of the Existing Contracts shall be permitted to direct reallocation of investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts unless such further sale of Fund shares is proscribed by law, regulation or an applicable regulatory body.

(b) Fund and/or Fund Affiliates shall remain obligated to pay Company the fee in effect as of the date of termination for so long as shares are held by the Accounts and Company continues to provide services to the Accounts. Such fee shall apply to shares purchased both prior to and subsequent to the date of termination. This Agreement, or any provision thereof, shall survive the termination to the extent necessary for each party to perform its obligations with respect to shares for which a fee continues to be due subsequent to such termination.

(c) In the event of the insolvency or liquidation of the Company, fees shall continue to be payable directly to the Company or its liquidator, receiver, conservator or statutory successor, without diminution and reasonable provision for verification by the Company or its liquidator, receiver, conservator or statutory successor.

                              ARTICLE IX. Notices

9.1 (a) Any notice shall be deemed duly given only if sent by hand or overnight express delivery, evidenced by written receipt or by certified mail, return receipt requested, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party. All notices shall be deemed given the date received or rejected by the addressee.

       If to the Company:

            Hartford Life Insurance Company
            200 Hopmeadow Street
            Simsbury, Connecticut 06089
            Attention: Vice President, Investment Products
            Division

       with a copy to:

            General Counsel
            Hartford Life Insurance Company
            200 Hopmeadow Street
            Simsbury, Connecticut 06089

       If to the Fund Affiliates:

       If to PIMS:

            Prudential Investment Management Services LLC
            100 Mulberry Street, Gateway Center Three, 14th Floor
            Newark, New Jersey 07102

            Attention: President

       If to PMFS:

            Prudential Mutual Fund Services LLC
            100 Mulberry Street, Gateway Center Three, 10th Floor
            Newark, New Jersey 07102

            Attention: Jacquelin Davis-Hecht

                            ARTICLE X Miscellaneous

10.1 Subject to law and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all other information reasonably identified as such in writing by any other party hereto, and, except as contemplated by this Agreement, shall not disclose, disseminate or utilize such confidential information without the express prior written consent of the affected party until such time as it may come into the public domain. In addition, the parties hereby represent that they will use and disclose Personal Information (as defined below) only to carry out the purposes for which it was disclosed to them and will not use or disclose Personal information if prohibited by applicable law, including, without limitation, statutes and regulations enacted pursuant to the Gramm-Leach-Bliley Act (Public Law 106-102). "PERSONAL INFORMATION" means financial and medical information that identifies an individual personally and is not available to the public, including, but not limited to, credit history, income, financial benefits, policy or claim information and medical records. If either party outsources services to a third party, such third party will agree in writing to maintain the security and confidentiality of any information shared with them.

10.2 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

10.3 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

10.4 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

10.5 This Agreement shall not be assigned by any party hereto without the prior written consent of all the parties.

10.6 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the FINRA, and state insurance regulators) and shall permit each other and such authorities (and the parties hereto) reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

10.7 Each party represents that (a) the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate or trust action, as applicable, by such party and when so executed and delivered this Agreement will be the valid and binding obligation of such party enforceable in accordance with its terms subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (b) the party has obtained, and during the term of this Agreement will maintain, all authorizations, licenses, qualifications or registrations required to be maintained in connection with the performance of its duties under this Agreement; and (c) the party will comply in all material respects with all applicable laws, rules and regulations.

10.8 The parties to this Agreement may amend by written agreement the Schedules to this Agreement from time to time to reflect changes in or relating to the Contracts, the Separate Accounts or the Portfolios of the Fund.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and behalf by its duly authorized representative as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY          PRUDENTIAL INVESTMENT MANAGEMENT
                                         SERVICES LLC

By:    /s/ Jason Frain                   By:    /s/ Robert F. Gunia
       --------------------------------         --------------------------------
Name:  Jason Frain                       Name:  Robert F. Gunia
Title: Assistant Vice President          Title: President

PRUDENTIAL MUTUAL FUND SERVICES

By:    /s/ Robert F. Gunia
       --------------------------------
Name:  Robert F. Gunia
Title: Executive Vice President

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

NAME OF SEPARATE ACCOUNT AND DATE ESTABLISHED

Each Separate Account established by resolution of the Board of Directors of Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently, those Separate Accounts are as follows:

401 Market

K, K1, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4, 401

403 and 457 Markets

DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, 403, UFC,
Separate Account Two, Separate Account Eleven,
Separate Account Fourteen

                                   PORTFOLIOS

Class A, R and Z Shares

                                   SCHEDULE B

In consideration of the services provided by the Company, the Company shall receive the compensation described below in an amount equal to the following basis points per annum on the average aggregate amount invested by the Company's Separate Account(s) in each Portfolio under the Fund Participation Agreement. PIMS and/or PMFS, as the case may be, each agrees to pay all fees within forty-five (45) business days following the end of each calendar quarter in the form of three separate checks, one for 12b-1/shareholder servicing fees, one for sub-accounting/recordkeeping fees and one for product support fees. The Company is not required to bill or invoice to be entitled to and receive its compensation payments above. Back-up documentation supporting the fee calculations will be provided together with each payment by PIMS and/or PMFS. Company shall have fourteen (14) days after receipt of its fee to raise any reasonable disputes. During the review of the back-up documentation (which review shall not exceed fourteen (14) days) and during the pendency of any disputes over the fee, neither PIMS nor PMFS shall be obligated to pay any disputed portion of the fees.

Type of Fee:

       [a]  Fee payable by PIMS as agent for the Funds for shareholder servicing

       [b] Fee payable by PMFS as agent for the Funds for sub-accounting/record keeping services

       [c] Fee payable by PMFS on behalf of itself or an affiliate for product support services

Separate payments according to this Schedule B shall be made quarterly in arrears by check made payable to:

Hartford Life Insurance Company
Attn: USWM finance - C. Jennersjo, C4E
PO Box 2999
Hartford, CT 06104-2999

JENNISONDRYDEN CLASS A SHARES

                                            SHAREHOLDER
                                          SERVICING 12B-1   SUB-ACCOUNTING/RECORD       PRODUCT
FUND NAME                                     FEE (A)          KEEPING FEE (B)      SUPPORT FEE (C)
----------------------------------------------------------------------------------------------------
LARGE-CAP STOCK
Dryden Large-Cap Core Equity Fund               0.25%                0.15%                0.10%
Dryden Stock Index Fund                         0.25%                0.15%                0.00%
Dryden Strategic Value Fund                     0.25%                0.15%                0.10%
Jennison 20/20 Focus Fund                       0.25%                0.15%                0.10%
Jennison Blend Fund. Inc.                       0.25%                0.15%                0.10%
Jennison Conservative Growth Fund               0.25%                0.15%                0.10%
Jennison Growth Fund                            0.25%                0.15%                0.10%

                                            SHAREHOLDER
                                          SERVICING 12B-1   SUB-ACCOUNTING/RECORD       PRODUCT
FUND NAME                                     FEE (A)          KEEPING FEE (B)      SUPPORT FEE (C)
----------------------------------------------------------------------------------------------------
Jennison Select Growth Fund                     0.25%                0.15%                0.10%
Jennison Value Fund                             0.25%                0.15%                0.10%
Jennison Equity Income Fund                     0.25%                0.15%                0.10%
Dryden US Equity Active Extension Fund          0.25%                0.15%                0.00%

                                                       SHAREHOLDER
                                                     SERVICING 12B-1     SUB-ACCOUNTING/RECORD          PRODUCT
FUND NAME                                                FEE (A)            KEEPING FEE (B)         SUPPORT FEE (C)
---------------------------------------------------------------------------------------------------------------------
SMALL/MID CAP STOCK
Dryden Small-Cap Core Equity Fund, Inc.                    0.25%                  0.15%                   0.10%
Jennison Equity Opportunity Fund                           0.25%                  0.15%                   0.10%
Jennison Mid-Cap Growth Fund, Inc.                         0.25%                  0.15%                   0.10%
Dryden Mid-Cap Value Fund                                  0.25%                  0.15%                   0.10%
Dryden Small-Cap Value Fund                                0.25%                  0.15%                   0.10%
SECTOR STOCK
Jennison Financial Services Fund                           0.25%                  0.15%                   0.10%
Jennison Natural Resources Fund. Inc.                      0.25%                  0.15%                   0.10%
Jennison Utility Fund                                      0.25%                  0.15%                   0.00%
Dryden Global Real Estate Fund, Inc.                       0.25%                  0.15%                   0.10%
GLOBAL/INTERNATIONAL STOCK
Dryden International Equity Fund                           0.25%                  0.15%                   0.10%
Dryden International Value Fund                            0.25%                  0.15%                   0.10%
ASSET ALLOCATION
Dryden Active Allocation Fund                              0.25%                  0.15%                   0.10%
JennisonDryden Conservative Allocation Fund                0.25%                  0.15%                   0.10%
JennisonDryden Growth Allocation Fund                      0.25%                  0.15%                   0.10%
JennisonDryden Moderate Allocation Fund                    0.25%                  0.15%                   0.10%
TAXABLE BOND
Dryden Government Income Fund, Inc.                        0.25%                  0.15%                   0.10%
Dryden High Yield Fund, Inc.                               0.25%                  0.15%                   0.10%
Dryden Short-Term Corporate Bond Fund, Inc.                0.25%                  0.15%                   0.10%
Dryden Total Return Bond Fund, Inc.                        0.25%                  0.15%                   0.10%
GLOBAL/INTERNATIONAL BOND
Dryden Global Total Return Fund, Inc.                      0.25%                  0.15%                   0.10%

TARGET CLASS A SHARES

                                                       SHAREHOLDER
                                                     SERVICING 12B-1     SUB-ACCOUNTING/RECORD          PRODUCT
FUND NAME                                                FEE (A)            KEEPING FEE (B)         SUPPORT FEE (C)
---------------------------------------------------------------------------------------------------------------------
Target Conservative Allocation Fund                        0.25%                  0.15%                   0.00%
Target Moderate Allocation Fund                            0.25%                  0.15%                   0.00%
Target Growth Allocation Fund                              0.25%                  0.15%                   0.00%

OTHER CLASS A SHARES

                                                      SHAREHOLDER
                                                       SERVICING       SUB-ACCOUNTING/RECORD          PRODUCT
FUND NAME                                               FEE (A)           KEEPING FEE (B)         SUPPORT FEE (C)
-------------------------------------------------------------------------------------------------------------------
Nicholas-Applegate Growth Equity Fund                     0.25%                 0.15%                   0.10%

JENNISONDRYDEN CLASS R SHARES

                                                        12B-1 SERVICE
                                                           AND/OR            SUB-ACCOUNTING/RECORD          PRODUCT
FUND NAME                                           DISTRIBUTION FEE (A)        KEEPING FEE (B)         SUPPORT FEE (C)
-------------------------------------------------------------------------------------------------------------------------
LARGE CAP STOCK
Jennison 20/20 Focus Fund                                    0.50%                    0.15%                   0.10%
Jennison Growth Fund                                         0.50%                    0.15%                   0.10%
Jennison Value Fund                                          0.50%                    0.15%                   0.10%
SMALL/MID CAP STOCK
Dryden Small-Cap Core Equity Fund, Inc.                      0.50%                    0.15%                   0.10%
Jennison Equity Opportunity Fund                             0.50%                    0.15%                   0.10%
Jennison Mid-Cap Growth Fund, Inc.                           0.50%                    0.15%                   0.10%
TAXABLE BOND
Dryden Government Income Fund, Inc.                          0.50%                    0.15%                   0.10%
Dryden High Yield Fund, Inc.                                 0.50%                    0.15%                   0.10%
Dryden Short-Term Corporate Bond Fund, Inc.                  0.50%                    0.15%                   0.10%
ASSET ALLOCATION
Dryden Active Allocation Fund                                0.50%                    0.15%                   0.10%
JennisonDryden Conservative Allocation Fund                  0.50%                    0.15%                   0.10%
JennisonDryden Growth Allocation Fund                        0.50%                    0.15%                   0.10%
JennisonDryden Moderate Allocation Fund                      0.50%                    0.15%                   0.10%
SECTOR STOCK
Jennison Natural Resources Fund. Inc.                        0.50%                    0.15%                   0.10%
Jennison Utility Fund                                        0.50%                    0.15%                   0.00%

TARGET CLASS R SHARES

                                                        12B-1 SERVICE
                                                           AND/OR            SUB-ACCOUNTING/RECORD          PRODUCT
FUND NAME                                           DISTRIBUTION FEE (A)        KEEPING FEE (B)         SUPPORT FEE (C)
-------------------------------------------------------------------------------------------------------------------------
Target Conservative Allocation Fund                          0.50%                    0.15%                   0.00%
Target Moderate Allocation Fund                              0.50%                    0.15%                   0.00%
Target Growth Allocation Fund                                0.50%                    0.15%                   0.00%

JENNISONDRYDEN CLASS Z SHARES

                                                       SHAREHOLDER
                                                     SERVICING 12B-1     SUB-ACCOUNTING/RECORD          PRODUCT
FUND NAME                                                FEE (A)            KEEPING FEE (B)         SUPPORT FEE (C)
---------------------------------------------------------------------------------------------------------------------
LARGE CAP STOCK
Dryden Large-Cap Core Equity Fund                          0.00%                  0.15%                   0.10%
Dryden Stock Index Fund                                    0.00%                  0.15%                   0.00%
Dryden Strategic Value Fund                                0.00%                  0.15%                   0.10%
JENNISON 20/20 FOCUS FUND                                  0.00%                  0.15%                   0.10%
Jennison Blend Fund, Inc.                                  0.00%                  0.15%                   0.10%
Jennison Growth Fund                                       0.00%                  0.15%                   0.10%
Jennison Select Growth Fund                                0.00%                  0.15%                   0.10%
Jennison Value Fund                                        0.00%                  0.15%                   0.10%
Dryden US Equity Active Extension Fund                     0.00%                  0.15%                   0.00%
SMALL/MID CAP STOCK
Dryden Small-Cap Core Equity Fund, Inc.                    0.00%                  0.15%                   0.10%
Jennison Equity Opportunity Fund                           0.00%                  0.15%                   0.10%
Jennison Mid-Cap Growth Fund, Inc                          0.00%                  0.15%                   0.10%
Dryden Mid-Cap Value Fund                                  0.00%                  0.15%                   0.10%
SECTOR STOCK
Jennison Financial Services Fund                           0.00%                  0.15%                   0.10%
Jennison Natural Resources Fund, Inc.                      0.00%                  0.15%                   0.10%
Jennison Utility Fund                                      0.00%                  0.15%                   0.00%
Dryden Global Real Estate Fund, Inc.                       0.00%                  0.15%                   0.10%
GLOBAL/INTERNATIONAL STOCK
Dryden International Equity Fund                           0.00%                  0.15%                   0.10%
Dryden International Value Fund                            0.00%                  0.15%                   0.10%
ASSET ALLOCATION FUNDS
Dryden Active Allocation Fund                              0.00%                  0.15%                   0.10%
JennisonDryden Conservative Allocation Fund                0.00%                  0.15%                   0.10%
JennisonDryden Growth Allocation Fund                      0.00%                  0.15%                   0.10%
JennisonDryden Moderate Allocation Fund                    0.00%                  0.15%                   0.10%
TAXABLE BOND
Dryden Government Income Fund, Inc.                        0.00%                  0.15%                   0.10%
Dryden High Yield Fund, Inc.                               0.00%                  0.15%                   0.10%
Dryden Short-Term Corporate Bond Fund, Inc.                0.00%                  0.15%                   0.10%
Dryden Total Return Bond Fund, Inc.                        0.00%                  0.15%                   0.10%
GLOBAL/INTERNATIONAL BOND
Dryden Global Total Return Fund, Inc.                      0.00%                  0.15%                   0.10%

TARGET CLASS Z SHARES

                                                       SHAREHOLDER
                                                     SERVICING 12B-1     SUB-ACCOUNTING/RECORD          PRODUCT
FUND NAME                                                FEE (A)            KEEPING FEE (B)         SUPPORT FEE (C)
---------------------------------------------------------------------------------------------------------------------
Target Conservative Allocation Fund                        0.00%                  0.15%                   0.00%
Target Moderate Allocation Fund                            0.00%                  0.15%                   0.00%
Target Growth Allocation Fund                              0.00%                  0.15%                   0.00%

OTHER CLASS Z SHARES

                                                       SHAREHOLDER
                                                     SERVICING 12B-1     SUB-ACCOUNTING/RECORD          PRODUCT
FUND NAME                                                FEE (A)            KEEPING FEE (B)         SUPPORT FEE (C)
---------------------------------------------------------------------------------------------------------------------
Nicholas-Applegate Growth Equity Fund                      0.00%                  0.15%                   0.10%

                AMENDMENT TO RETAIL FUND PARTICIPATION AGREEMENT

This Amendment, dated as of June 30, 2008, amends the Retail Fund Participation Agreement dated as of April 1, 2008 between and among Hartford Life Insurance Company (the "Company") and Prudential Mutual Fund Services LLC ("PMFS") and Prudential Investment Management Services LLC ("PIMS") (PMFS and PIMS are collectively referred to herein as "Service Provider").

WHEREAS, Company and Service Provider desire to amend the Agreement to revise Schedule B to the Agreement;

NOW THEREFORE, Company and Service Provider agree as follows:

1. Schedule B to the Agreement is deleted and replaced with the attached Schedule B.

2. All other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has executed this Amendment as of the date set forth above.

HARTFORD LIFE INSURANCE COMPANY

By:    /s/ Jason Frain
       ------------------------------
Name:  Jason Frain
Title: Assistant Vice President

PRUDENTIAL MUTUAL FUND SERVICES LLC

By:    /s/ Robert F. Gunia
       ------------------------------
Name:  Robert F. Gunia
Title: Executive Vice President

PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC

By:    /s/ Robert F. Gunia
       ------------------------------
Name:  Robert F. Gunia
Title: President

                                   SCHEDULE B

                       FUNDS AVAILABLE AND APPLICABLE FEE

In consideration of the services provided by the Company, the Company shall receive the compensation described below in an amount equal to the following basis points per annum on the average aggregate amount invested by the Company's Separate Account(s) in each Portfolio under the Fund Participation Agreement. PIMS and/or PMFS, as the case may be, each agrees to pay all fees within forty-five (45) business days following the end of each calendar quarter in the form of three separate checks, one for 12b-1/shareholder servicing fees, one for sub-accounting/recordkeeping fees and one for product support fees. The Company is not required to bill or invoice to be entitled to and receive its compensation payments above. Back-up documentation supporting the fee calculations will be provided together with each payment by PIMS and/or PMFS. Company shall have fourteen (14) days after receipt of its fee to raise any reasonable disputes. During the review of the back-up documentation (which review shall not exceed fourteen (14) days) and during the pendency of any disputes over the fee, neither PIMS nor PMFS shall be obligated to pay any disputed portion of the fees.

With respect to Customer accounts invested in the Funds, the Company shall receive the compensation described below. Such fee shall accrue daily and shall be paid to the Company quarterly.

Type of Fee:

       [a]  Fee payable by PIMS as agent for the Funds for shareholder servicing

       [b] Fee payable by PMFS as agent for the Funds for sub-accounting/record keeping services

       [c] Fee payable by PMFS on behalf of itself or an affiliate for product support

JENNISONDRYDEN CLASS A SHARES

                                         SHAREHOLDER            SUB-
                                       SERVICING 12B-1    ACCOUNTING/RECORD       PRODUCT
FUND NAME                                  FEE (A)         KEEPING FEE (B)    SUPPORT FEE (C)
----------------------------------------------------------------------------------------------
LARGE-CAP STOCK
Dryden Large-Cap Core Equity Fund            0.25%                0.15%             0.10%
Dryden Stock Index Fund                      0.25%                0.15%             0.00%
Dryden Strategic Value Fund                  0.25%                0.15%             0.10%
Jennison 20/20 Focus Fund                    0.25%                0.15%             0.10%
Jennison Blend Fund, Inc.                    0.25%                0.15%             0.10%
Jennison Conservative Growth Fund            0.25%                0.15%             0.10%
Jennison Growth Fund                         0.25%                0.15%             0.10%
Jennison Select Growth Fund                  0.25%                0.15%             0.10%
Jennison Value Fund                          0.25%                0.15%             0.10%
Jennison Equity Income Fund                  0.25%                0.15%             0.10%
Dryden US Equity Active Extension
 Fund                                        0.25%                0.15%             0.00%
SMALL /MID CAP STOCK
Dryden Small-Cap Core Equity Fund,
 Inc.                                        0.25%                0.15%             0.10%
Jennison Small Company Fund, Inc. (1)        0.25%                0.15%             0.10%
Jennison Small Cap Opportunity Fund          0.25%                0.15%             0.10%
Jennison Equity Opportunity Fund             0.25%                0.15%             0.10%
Jennison Mid-Cap Growth Fund, Inc.           0.25%                0.15%             0.10%
Dryden Mid-Cap Value Fund                    0.25%                0.15%             0.10%
Dryden Small-Cap Value Fund                  0.25%                0.15%             0.10%

                                       SHAREHOLDER          SUB-
                                     SERVICING 12B-1  ACCOUNTING/RECORD      PRODUCT
FUND NAME                                FEE (A)       KEEPING FEE (B)   SUPPORT FEE (C)
----------------------------------------------------------------------------------------
SECTOR STOCK
Jennison Financial Services Fund             0.25%            0.15%             0.10%
Jennison Health Sciences Fund (1)            0.25%            0.15%             0.10%
Jennison Natural Resources Fund,
 Inc.                                        0.25%            0.15%             0.10%
Jennison Utility Fund                        0.25%            0.15%             0.00%
Dryden Global Real Estate Fund,
 Inc.                                        0.25%            0.15%             0.10%
GLOBAL/INTERNATIONAL STOCK
Dryden International Equity Fund             0.25%            0.15%             0.10%
Dryden International Value Fund              0.25%            0.15%             0.10%
ASSET ALLOCATION
Dryden Active Allocation Fund                0.25%            0.15%             0.10%
JennisonDryden Conservative
 Allocation Fund                             0.25%            0.15%             0.10%
JennisonDryden Growth Allocation
 Fund                                        0.25%            0.15%             0.10%
JennisonDryden Moderate Allocation
 Fund                                        0.25%            0.15%             0.10%
TAXABLE BOND
Dryden Government Income Fund, Inc.          0.25%            0.15%             0.10%
Dryden High Yield Fund, Inc.                 0.25%            0.15%             0.10%
Dryden Short-Term Corporate Bond
 Fund, Inc.                                  0.25%            0.15%             0.10%
Dryden Total Return Bond Fund, Inc.          0.25%            0.15%             0.10%
GLOBAL/INTERNATIONAL BOND
Dryden Global Total Return Fund,
 Inc.                                        0.25%            0.15%             0.10%

TARGET CLASS A SHARES

                                       SHAREHOLDER          SUB-
                                     SERVICING 12B-1  ACCOUNTING/RECORD      PRODUCT
FUND NAME                                FEE (A)       KEEPING FEE (B)   SUPPORT FEE (C)
----------------------------------------------------------------------------------------
Target Conservative Allocation Fund          0.25%            0.15%             0.00%
Target Moderate Allocation Fund              0.25%            0.15%             0.00%
Target Growth Allocation Fund                0.25%            0.15%             0.00%

OTHER CLASS A SHARES

                                       SHAREHOLDER          SUB-
                                     SERVICING 12B-1  ACCOUNTING/RECORD      PRODUCT
FUND NAME                                FEE (A)       KEEPING FEE (B)   SUPPORT FEE (C)
----------------------------------------------------------------------------------------
Nicholas-Applegate Growth Equity
 Fund                                        0.25%            0.15%             0.10%

------------

(1)  The Fund is closed to new investors as described in the Fund's prospectus.

JENNISONDRYDEN CLASS R SHARES

                                        12B-1 SERVICE            SUB-
                                            AND/OR         ACCOUNTING/RECORD      PRODUCT
FUND NAME                            DISTRIBUTION FEE (A)   KEEPING FEE (B)   SUPPORT FEE (C)
---------------------------------------------------------------------------------------------
LARGE CAP STOCK
Jennison 20/20 Focus Fund                      0.50%               0.15%             0.10%
Jennison Growth Fund                           0.50%               0.15%             0.10%
Jennison Value Fund                            0.50%               0.15%             0.10%
SMALL/MID CAP STOCK
Dryden Small-Cap Core Equity Fund,
 Inc.                                          0.50%               0.15%             0.10%
Jennison Small Company Fund, Inc.
 (1)                                           0.50%               0.15%             0.10%
Jennison Small Cap Opportunity Fund            0.50%               0.15%             0.10%
Jennison Equity Opportunity Fund               0.50%               0.15%             0.10%
Jennison Mid-Cap Growth Fund, Inc.             0.50%               0.15%             0.10%
TAXABLE BOND
Dryden Government Income Fund, Inc.            0.50%               0.15%             0.10%
Dryden High Yield Fund, Inc.                   0.50%               0.15%             0.10%
Dryden Short-Term Corporate Bond
 Fund, Inc.                                    0.50%               0.15%             0.10%
Dryden Total Return Bond Fund, Inc.            0.50%               0.15%             0.10%
ASSET ALLOCATION
Dryden Active Allocation Fund                  0.50%               0.15%             0.10%
JennisonDryden Conservative
 Allocation Fund                               0.50%               0.15%             0.10%
JennisonDryden Growth Allocation
 Fund                                          0.50%               0.15%             0.10%
JennisonDryden Moderate Allocation
 Fund                                          0.50%               0.15%             0.10%
SECTOR STOCK
Jennison Natural Resources Fund,
 Inc.                                          0.50%               0.15%             0.10%
Jennison Utility Fund                          0.50%               0.15%             0.00%
Dryden Global Real Estate Fund,
 Inc.                                          0.50%               0.15%             0.10%

TARGET CLASS R SHARES

                                        12B-1 SERVICE            SUB-
                                            AND/OR         ACCOUNTING/RECORD      PRODUCT
FUND NAME                            DISTRIBUTION FEE (A)   KEEPING FEE (B)   SUPPORT FEE (C)
---------------------------------------------------------------------------------------------
Target Conservative Allocation Fund            0.50%               0.15%             0.00%
Target Moderate Allocation Fund                0.50%               0.15%             0.00%
Target Growth Allocation Fund                  0.50%               0.15%             0.00%

------------

(1)  The Fund is closed to new investors as described in the Fund's prospectus.

JENNISONDRYDEN CLASS Z SHARES

                                       SHAREHOLDER          SUB-
                                     SERVICING 12B-1  ACCOUNTING/RECORD      PRODUCT
FUND NAME                                FEE (A)       KEEPING FEE (B)   SUPPORT FEE (C)
----------------------------------------------------------------------------------------
LARGE CAP STOCK
Dryden Large-Cap Core Equity Fund            0.00%            0.15%             0.10%
Dryden Stock Index Fund                      0.00%            0.15%             0.00%
Dryden Strategic Value Fund                  0.00%            0.15%             0.10%
Jennison 20/20 Focus Fund                    0.00%            0.15%             0.10%
Jennison Blend Fund, Inc.                    0.00%            0.15%             0.10%
Jennison Growth Fund                         0.00%            0.15%             0.10%
Jennison Select Growth Fund                  0.00%            0.15%             0.10%
Jennison Value Fund                          0.00%            0.15%             0.10%
Dryden US Equity Active Extension
 Fund                                        0.00%            0.15%             0.00%
SMALL/MID CAP STOCK
Dryden Small-Cap Core Equity Fund,
 Inc.                                        0.00%            0.15%             0.10%
Jennison Small Company Fund, Inc.
 (1)                                         0.00%            0.15%             0.10%
Jennison Small Cap Opportunity Fund          0.00%            0.15%             0.10%
Jennison Equity Opportunity Fund             0.00%            0.15%             0.10%
Jennison Mid-Cap Growth Fund, Inc            0.00%            0.15%             0.10%
Dryden Mid-Cap Value Fund                    0.00%            0.15%             0.10%
SECTOR STOCK
Jennison Financial Services Fund             0.00%            0.15%             0.10%
Jennison Health Sciences Fund (1)            0.00%            0.15%             0.10%
Jennison Natural Resources Fund,
 Inc.                                        0.00%            0.15%             0.10%
Jennison Utility Fund                        0.00%            0.15%             0.00%
Dryden Global Real Estate Fund,
 Inc.                                        0.00%            0.15%             0.10%
GLOBAL/INTERNATIONAL STOCK
Dryden International Equity Fund             0.00%            0.15%             0.10%
Dryden International Value Fund              0.00%            0.15%             0.10%
ASSET ALLOCATION FUNDS
Dryden Active Allocation Fund                0.00%            0.15%             0.10%
JennisonDryden Conservative
 Allocation Fund                             0.00%            0.15%             0.10%
JennisonDryden Growth Allocation
 Fund                                        0.00%            0.15%             0.10%
JennisonDryden Moderate Allocation
 Fund                                        0.00%            0.15%             0.10%
TAXABLE BOND
Dryden Government Income Fund, Inc.          0.00%            0.15%             0.10%
Dryden High Yield Fund, Inc.                 0.00%            0.15%             0.10%
Dryden Short-Term Corporate Bond
 Fund, Inc.                                  0.00%            0.15%             0.10%
Dryden Total Return Bond Fund, Inc.          0.00%            0.15%             0.10%
GLOBAL/INTERNATIONAL BOND
Dryden Global Total Return Fund,
 Inc.                                        0.00%            0.15%             0.10%

TARGET CLASS Z SHARES

                                       SHAREHOLDER          SUB-
                                     SERVICING 12B-1  ACCOUNTING/RECORD      PRODUCT
FUND NAME                                FEE (A)       KEEPING FEE (B)   SUPPORT FEE (C)
----------------------------------------------------------------------------------------
 Target Conservative Allocation
  Fund                                   0.00%            0.15%             0.00%
 Target Moderate Allocation Fund         0.00%            0.15%             0.00%
 Target Growth Allocation Fund           0.00%            0.15%             0.00%

OTHER CLASS Z SHARES

                                       SHAREHOLDER          SUB-
                                     SERVICING 12B-1  ACCOUNTING/RECORD      PRODUCT
FUND NAME                                FEE (A)       KEEPING FEE (B)   SUPPORT FEE (C)
----------------------------------------------------------------------------------------
Nicholas-Applegate Growth Equity
 Fund                                    0.00%            0.15%             0.10%

------------

(1) The Fund is closed to new investors as described in the Fund's prospectus.

            SECOND AMENDMENT TO RETAIL FUND PARTICIPATION AGREEMENT

This Amendment, dated as of September 30, 2008, amends the Retail Fund Participation Agreement (as amended to date) dated as of April 1. 2008 between and among Hartford Life Insurance Company (the "Company") and Prudential Mutual Fund Services LLC ("PMFS") and Prudential Investment Management Services LLC ("PIMS") (PMFS and PIMS are collectively referred to herein as "Service Provider").

WHEREAS, Company and Service Provider desire to amend the Agreement to revise Schedule B to the Agreement;

NOW THEREFORE, Company and Service Provider agree as follows:

1. Schedule B to the Agreement is deleted and replaced with the attached Schedule B.

2. All other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has executed this Amendment as of the date set forth above.

HARTFORD LIFE INSURANCE COMPANY

By:     /s/ Jamie L. Ohl
        ------------------------------
Name:   Jamie L. Ohl
Title:  Senior Vice President

PRUDENTIAL MUTUAL FUND SERVICES LLC

By:     /s/ Robert F. Gunia
        ------------------------------
Name:   Robert F. Gunia
Title:  Executive Vice President

PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC

By:     /s/ Robert F. Gunia
        ------------------------------
Name:   Robert F. Gunia
Title:  President

JENNISON DRYDEN CLASS R SHARES

                                        12B-1 SERVICE            SUB-
                                            AND/OR         ACCOUNTING/RECORD      PRODUCT
FUND NAME                            DISTRIBUTION FEE (A)   KEEPING FEE (B)   SUPPORT FEE (C)
---------------------------------------------------------------------------------------------
LARGE CAP STOCK
Jennison 20/20 Focus Fund                      0.50%               0.15%             0.10%
Jennison Growth Fund                           0.50%               0.15%             0.10%
Jennison Value Fund                            0.50%               0.15%             0.10%
SMALL/MID CAP STOCK
Dryden Small-Cap Core Equity Fund,
 Inc.                                          0.50%               0.15%             0.10%
Jennison Small Company Fund, Inc.
 (1)                                           0.50%               0.15%             0.10%
Jennison Small Cap Opportunity Fund            0.50%               0.15%             0.10%
Jennison Equity Opportunity Fund               0.50%               0.15%             0.10%
Jennison Mid-Cap Growth Fund, Inc.             0.50%               0.15%             0.10%
TAXABLE BOND
Dryden Government Income Fund, Inc.            0.50%               0.15%             0.10%
Dryden High Yield Fund, Inc.                   0.50%               0.15%             0.10%
Dryden Short-Term Corporate Bond
 Fund, Inc.                                    0.50%               0.15%             0.10%
Dryden Total Return Bond Fund, Inc.            0.50%               0.15%             0.10%
ASSET ALLOCATION
Dryden Active Allocation Fund                  0.50%               0.15%             0.10%
JennisonDryden Conservative
 Allocation Fund                               0.50%               0.15%             0.10%
JennisonDryden Growth Allocation
 Fund                                          0.50%               0.15%             0.10%
JennisonDryden Moderate Allocation
 Fund                                          0.50%               0.15%             0.10%
SECTOR STOCK
Jennison Natural Resources Fund,
 Inc.                                          0.50%               0.15%             0.10%
Jennison Utility Fund                          0.50%               0.15%             0.00%
Dryden Global Real Estate Fund,
 Inc.                                          0.50%               0.15%             0.10%

TARGET CLASS R SHARES

                                        12B-1 SERVICE            SUB-
                                            AND/OR         ACCOUNTING/RECORD      PRODUCT
FUND NAME                            DISTRIBUTION FEE (A)   KEEPING FEE (B)   SUPPORT FEE (C)
---------------------------------------------------------------------------------------------
Target Conservative Allocation Fund            0.50%               0.15%             0.00%
Target Moderate Allocation Fund                0.50%               0.15%             0.00%
Target Growth Allocation Fund                  0.50%               0.15%             0.00%

------------

(1)  The Fund is closed to new investors as described in the Fund's prospectus.

Jennison Dryden Class Z Shares

                                       SHAREHOLDER          SUB-
                                     SERVICING 12B-1  ACCOUNTING/RECORD      PRODUCT
FUND NAME                                FEE (A)       KEEPING FEE (B)   SUPPORT FEE (C)
----------------------------------------------------------------------------------------
LARGE CAP STOCK
Dryden Large-Cap Core Equity Fund            0.00%            0.15%             0.10%
Dryden Stock Index Fund                      0.00%            0.15%             0.00%
Dryden Strategic Value Fund                  0.00%            0.15%             0.10%
Jennison 20/20 Focus Fund                    0.00%            0.15%             0.10%
Jennison Blend Fund, Inc.                    0.00%            0.15%             0.10%
Jennison Growth Fund                         0.00%            0.15%             0.10%
Jennison Select Growth Fund                  0.00%            0.15%             0.10%
Jennison Value Fund                          0.00%            0.15%             0.10%
Jennison Equity Income Fund                  0.00%            0.15%             0.10%
Dryden US Equity Active Extension
 Fund                                        0.00%            0.15%             0.00%
SMALL/MID CAP STOCK
Dryden Small-Cap Core Equity Fund,
 Inc.                                        0.00%            0.15%             0.10%
Jennison Small Company Fund, Inc.
 (1)                                         0.00%            0.15%             0.10%
Jennison Small Cap Opportunity Fund          0.00%            0.15%             0.10%
Jennison Equity Opportunity Fund             0.00%            0.15%             0.10%
Jennison Mid-Cap Growth Fund, Inc.           0.00%            0.15%             0.10%
Dryden Mid-Cap Value Fund
SECTOR STOCK
Jennison Financial Services Fund             0.00%            0.15%             0.10%
Jennison Health Sciences Fund (1)            0.00%            0.15%             0.10%
Jennison Natural Resources Fund,
 Inc.                                        0.00%            0.15%             0.10%
Jennison Utility Fund                        0.00%            0.15%             0.00%
Dryden Global Real Estate Fund,
 Inc.                                        0.00%            0.15%             0.10%
GLOBAL/INTERNATIONAL STOCK
Dryden International Equity Fund             0.00%            0.15%             0.10%
Dryden International Value Fund              0.00%            0.15%             0.10%
ASSET ALLOCATION FUNDS
Dryden Active Allocation Fund                0.00%            0.15%             0.10%
JennisonDryden Conservative
 Allocation Fund                             0.00%            0.15%             0.10%
JennisonDryden Growth Allocation
 Fund                                        0.00%            0.15%             0.10%
JennisonDryden Moderate Allocation
 Fund                                        0.00%            0.15%             0.10%
TAXABLE BOND
Dryden Government Income Fund, Inc.          0.00%            0.15%             0.10%
Dryden High Yield Fund, Inc.                 0.00%            0.15%             0.10%
Dryden Short-Term Corporate Bond
 Fund, Inc.                                  0.00%            0.15%             0.10%
Dryden Total Return Bond Fund, Inc.          0.00%            0.15%             0.10%
GLOBAL/INTERNATIONAL BOND
Dryden Global Real Estate Fund,
 Inc.                                        0.00%            0.15%             0.10%

TARGET CLASS Z SHARES

                                       SHAREHOLDER          SUB-
                                     SERVICING 12B-1  ACCOUNTING/RECORD      PRODUCT
FUND NAME                                FEE (A)       KEEPING FEE (B)   SUPPORT FEE (C)
----------------------------------------------------------------------------------------
Target Conservative Allocation Fund          0.00%            0.15%             0.00%
Target Moderate Allocation Fund              0.00%            0.15%             0.00%
Target Growth Allocation Fund                0.00%            0.15%             0.00%

OTHER CLASS Z SHARES

                                       SHAREHOLDER          SUB-
                                     SERVICING 12B-1  ACCOUNTING/RECORD      PRODUCT
FUND NAME                                FEE (A)       KEEPING FEE (B)   SUPPORT FEE (C)
----------------------------------------------------------------------------------------
Nicholas-Applegate Growth Equity
 Fund                                        0.00%            0.15%             0.10%

------------

(1)  The Fund is closed to new investors as described in the Fund's prospectus.

JENNISONDRYDEN CLASS I SHARES

                                       SHAREHOLDER          SUB-
                                     SERVICING 12B-1  ACCOUNTING/RECORD      PRODUCT
FUND NAME                                FEE (A)       KEEPING FEE (B)   SUPPORT FEE (C)
----------------------------------------------------------------------------------------
Dryden Stock Index Fund                      0.00%            0.00%             0.00%

                                   SCHEDULE B

                       FUNDS AVAILABLE AND APPLICABLE FEE

In consideration of the services provided by the Company, the Company shall receive the compensation described below in an amount equal to the following basis points per annum on the average aggregate amount invested by the Company's Separate Account(s) in each Portfolio under the Fund Participation Agreement. PIMS and/or PMFS, as the case may be, each agrees to pay all fees within forty-live (45) business days following the end of each calendar quarter in the form of three separate checks, one for 12b-1/shareholder servicing fees, one for sub-accounting/recordkeeping fees and one for product support fees. The Company is not required to bill or invoice to he entitled to and receive its compensation payments above. Back-up documentation supporting the fee calculations will be provided together with each payment by PIMS and/or PMFS. Company shall have fourteen (14) days after receipt of its fee to raise any reasonable disputes. During the review of the back-up documentation (which review shall not exceed fourteen (14) days) and during the pendency of any disputes over the fee, neither PIMS nor PMFS shall be obligated to pay any disputed portion of the fees.

With respect to Customer accounts invested in the Funds, the Company shall receive the compensation described below. Such fee shall accrue daily and shall be paid to the Company quarterly.

Type of Fee:

       [a]  Fee payable by PIMS as agent for the Funds for shareholder servicing

       [b] Fee payable by PMFS as agent for the Funds for sub-accounting/record keeping services

       [c] Fee payable by PMFS on behalf of itself or an affiliate for product support

JENNISONDRYDEN CLASS A SHARES

                                       SHAREHOLDER          SUB-
                                     SERVICING 12B-1  ACCOUNTING/RECORD      PRODUCT
FUND NAME                                FEE (A)       KEEPING FEE (B)   SUPPORT FEE (C)
----------------------------------------------------------------------------------------
LARGE-CAP STOCK
Dryden Large-Cap Core Equity Fund            0.25%            0.15%             0.10%
Dryden Stock Index Fund                      0.25%            0.15%             0.00%
Dryden Strategic Value Fund                  0.25%            0.15%             0.10%
Jennison 20/20 Focus Fund                    0.25%            0.15%             0.10%
Jennison Blend Fund, Inc.                    0.25%            0.15%             0.10%
Jennison Conservative Growth Fund            0.25%            0.15%             0.10%
Jennison Growth Fund                         0.25%            0.15%             0.10%
Jennison Select Growth Fund                  0.25%            0.15%             0.10%
Jennison Value Fund                          0.25%            0.15%             0.10%
Jennison Equity Income Fund                  0.25%            0.15%             0.10%
Dryden US Equity Active Extension
 Fund                                        0.25%            0.15%             0.00%
SMALL /MID CAP STOCK
Dryden Small-Cap Core Equity Fund,
 Inc.                                        0.25%            0.15%             0.10%
Jennison Small Company Fund, Inc.            0.25%            0.15%             0.10%
Jennison Small Cap Opportunity Fund          0.25%            0.15%             0.10%
Jennison Equity Opportunity Fund             0.25%            0.15%             0.10%
Jennison Mid-Cap Growth Fund, Inc.           0.25%            0.15%             0.10%
Dryden Mid-Cap Value Fund                    0.25%            0.15%             0.10%
Dryden Small-Cap Value Fund                  0.25%            0.15%             0.10%

                                       SHAREHOLDER          SUB-
                                     SERVICING 12B-1  ACCOUNTING/RECORD      PRODUCT
FUND NAME                                FEE (A)       KEEPING FEE (B)   SUPPORT FEE (C)
----------------------------------------------------------------------------------------
SECTOR STOCK
Jennison Financial Services Fund             0.25%            0.15%             0.10%
Jennison Health Sciences Fund (1)            0.25%            0.15%             0.10%
Jennison Natural Resources Fund,
 Inc.                                        0.25%            0.15%             0.10%
Jennison Utility Fund                        0.25%            0.15%             0.00%
Dryden Global Real Estate Fund,
 Inc.                                        0.25%            0.15%             0.10%
GLOBAL/INTERNATIONAL STOCK
Dryden International Equity Fund             0.25%            0.15%             0.10%
Dryden International Value Fund              0.25%            0.15%             0.10%
ASSET ALLOCATION
Dryden Active Allocation Fund                0.25%            0.15%             0.10%
JennisonDryden Conservative
 Allocation Fund                             0.25%            0.15%             0.10%
JennisonDryden Growth Allocation
 Fund                                        0.25%            0.15%             0.10%
JennisonDryden Moderate Allocation
 Fund                                        0.25%            0.15%             0.10%
TAXABLE BOND
Dryden Government Income Fund, Inc.          0.25%            0.15%             0.10%
Dryden High Yield Fund, Inc.                 0.25%            0.15%             0.10%
Dryden Short-Term Corporate Bond
 Fund, Inc.                                  0.25%            0.15%             0.10%
Dryden Total Return Bond Fund, Inc.          0.25%            0.15%             0.10%
GLOBAL/INTERNATIONAL BOND
Dryden Global Total Return Fund,
 Inc.                                        0.25%            0.15%             0.10%

TARGET CLASS A SHARES

                                       SHAREHOLDER          SUB-
                                     SERVICING 12B-1  ACCOUNTING/RECORD      PRODUCT
FUND NAME                                FEE (A)       KEEPING FEE (B)   SUPPORT FEE (C)
----------------------------------------------------------------------------------------
Target Conservative Allocation Fund          0.25%            0.15%             0.00%
Target Moderate Allocation Fund              0.25%            0.15%             0.00%
Target Growth Allocation Fund                0.25%            0.15%             0.00%

OTHER CLASS A SHARES

                                       SHAREHOLDER          SUB-
                                     SERVICING 12B-1  ACCOUNTING/RECORD      PRODUCT
FUND NAME                                FEE (A)       KEEPING FEE (B)   SUPPORT FEE (C)
----------------------------------------------------------------------------------------
Nicholas-Applegate Growth Equity
 Fund                                        0.25%            0.15%             0.10%

------------

(1)  The Fund is closed to new investors as described in the Fund's prospectus.

                                THIRD AMENDMENT
                                     TO THE
                      RETAIL FUND PARTICIPATION AGREEMENT
                                  BY AND AMONG
                        HARTFORD LIFE INSURANCE COMPANY
                                      AND
                 PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
                                      AND
                      PRUDENTIAL MUTUAL FUND SERVICES LLC

Pursuant to Section 10.8 of the Retail Fund Participation Agreement dated April 1, 2008 between and among Hartford Life Insurance Company, Prudential Investment Management Services LLC and Prudential Mutual Fund Services LLC (the "Agreement"), as previously amended as of June 30, 2008 and September 30, 2008, (collectively, the "Amended Agreement"), the Amended Agreement is hereby amended as provided below, effective as of the earliest date set forth below:

1.  The Amendment dated June 30, 2008 is hereby designated the "First
Amendment."

2. Hartford Securities Distribution Company, Inc., a broker-dealer registered with the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934, a member of the Financial Industry Regulatory Authority, and an affiliate of Hartford Life Insurance Company, is hereby added as a party to the Amended Agreement as of the date of execution of this Third Amendment by each of the undersigned.

3. Section 9.1(a) is hereby amended to add the following to the end of this section:

     "If to Hartford Securities Distribution Company, Inc.:

            Hartford Securities Distribution Company, Inc.
            200 Hopmeadow Street
            Simsbury, Connecticut 06089
            Attention: General Counsel"

4. Section 10.3 is hereby deleted in its entirety and restated to read as follows:

     "10.3 This Agreement and any amendments hereto may be executed simultaneously in two or more counterparts, each of which shall be an original and each of which shall constitute one and the same instrument."

5. Section 10.8 is hereby deleted in its entirety and restated to read as follows:

     "10.8 The parties to this Agreement may amend by written agreement this Agreement and the Schedules to this Agreement from time to time to reflect changes in or relating to the Contracts, the Separate Accounts, the Portfolios of the fund, and/or such other matters as the parties may from time to time determine."

6. The first sentence of the current Schedule B is hereby amended to add the phrase "or its affiliate Hartford Securities Distribution Company, Inc." immediately following the second reference to "the Company" in this sentence. This sentence, as amended, should read as follows:

     "In consideration of the services provided by the Company, the Company, or its affiliate Hartford Securities Distribution Company, Inc., shall receive the compensation described below in an amount equal to the following basis points per annum on the average aggregate amount invested by the Company's Separate Account(s) in each Portfolio under the Fund Participation Agreement."

7. The existing second paragraph of the current Schedule B shall be moved and become the third paragraph. A new second paragraph shall be inserted above the third paragraph on Schedule B, to read as follows:

     "Fees paid in accordance with each Fund's Rule 12b-1 plan as described in
     Section 2.4 and identified below will be made payable to the Company's affiliate, Hartford Securities Distribution Company, Inc., a broker-dealer registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Sub-Accounting/Recordkeeping Fees paid for sub-accounting/recordkeeping services pursuant to Schedule B will be made payable to the Company."

                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have executed this Third Amendment to the Amended Agreement.

    HARTFORD LIFE INSURANCE COMPANY      HARTFORD SECURITIES DISTRIBUTION
                                         COMPANY, INC.

    Richard Cady, Assistant Vice         Richard Cady, Assistant Vice
    President                            President
    -----------------------------------  -----------------------------------
    Print name and title                 Print name and title

    /s/ Richard Cady                     /s/ Richard Cady
    -----------------------------------  -----------------------------------
    Signature                            Signature

    11/9/2009                            11/9/2009
    -----------------------------------  -----------------------------------
    Date                                 Date

    PRUDENTIAL INVESTMENT MANAGEMENT     PRUDENTIAL MUTUAL FUND SERVICES LLC
    SERVICES LLC

    Peter Boland                         Paul Schlenker, Vice President
    [ILLEGIBLE]                          [ILLEGIBLE]
    -----------------------------------  -----------------------------------
    Print name and title                 Print name and title

    /s/ Peter Boland                     /s/ Paul Schlenker
    -----------------------------------  -----------------------------------
    Signature                            Signature

    11/04/2009                           November 9, 2009
    -----------------------------------  -----------------------------------
    Date                                 Date